COMMUNITY CAPITAL TRUST

(the "Trust")

POWER OF ATTORNEY

The undersigned, Irvin M. Henderson, hereby constitutes and appoints each of Alyssa D. Greenspan and Michael Malloy his true and lawful attorney, to execute in his name, place and stead, in his capacity as Trustee of the Trust, any and all amendments to the Trust’s Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have the power to act thereunder and shall have full power of substitution and resubstitution; and to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorney, being hereby ratified and approved.

DATED: July 30, 2021

/s/ Irvin M. Henderson

Irvin M. Henderson

COMMUNITY CAPITAL TRUST

(the "Trust")

POWER OF ATTORNEY

The undersigned, Robert Dickerson, hereby constitutes and appoints each of Alyssa D. Greenspan and Michael Malloy his true and lawful attorney, to execute in his name, place and stead, in his capacity as Trustee of the Trust, any and all amendments to the Trust’s Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have the power to act thereunder and shall have full power of substitution and resubstitution; and to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorney, being hereby ratified and approved.

DATED: July 30, 2021

/s/ Robert Dickerson

Robert Dickerson

COMMUNITY CAPITAL TRUST

(the "Trust")

POWER OF ATTORNEY

The undersigned, Heinz Riehl, hereby constitutes and appoints each of Alyssa D. Greenspan and Michael Malloy his true and lawful attorney, to execute in his name, place and stead, in his capacity as Trustee of the Trust, any and all amendments to the Trust’s Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have the power to act thereunder and shall have full power of substitution and resubstitution; and to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorney, being hereby ratified and approved.

DATED: July 30, 2021

/s/ Heinz Riehl

Heinz Riehl

COMMUNITY CAPITAL TRUST

(the "Trust")

POWER OF ATTORNEY

The undersigned, John E. Taylor, hereby constitutes and appoints each of Alyssa D. Greenspan and Michael Malloy his true and lawful attorney, to execute in his name, place and stead, in his capacity as Trustee of the Trust, any and all amendments to the Trust’s Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have the power to act thereunder and shall have full power of substitution and resubstitution; and to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorney, being hereby ratified and approved.

DATED: July 30, 2021

/s/ John E. Taylor

John E. Taylor

COMMUNITY CAPITAL TRUST

(the "Trust")

POWER OF ATTORNEY

The undersigned, Robert O. Lehrman, hereby constitutes and appoints each of Alyssa D. Greenspan and Michael Malloy his true and lawful attorney, to execute in his name, place and stead, in his capacity as Trustee of the Trust, any and all amendments to the Trust’s Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have the power to act thereunder and shall have full power of substitution and resubstitution; and to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorney, being hereby ratified and approved.

DATED: July 30, 2021

/s/ Robert O. Lehrman

Robert O. Lehrman

COMMUNITY CAPITAL TRUST

(the "Trust")

POWER OF ATTORNEY

The undersigned, Mirian Saez, hereby constitutes and appoints each of Alyssa D. Greenspan and Michael Malloy her true and lawful attorney, to execute in her name, place and stead, in her capacity as Trustee of the Trust, any and all amendments to the Trust’s Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have the power to act thereunder and shall have full power of substitution and resubstitution; and to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of said attorney, being hereby ratified and approved.

DATED: July 30, 2021

/s/ Mirian Saez

Mirian Saez